UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 11, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 11, 2008, the Compensation and Organization Committee (the "Committee") of the Board of Directors (the "Board of Directors") of Cleveland-Cliffs Inc (the "Company") authorized and approved the First Amendment to the Company’s 2007 Incentive Equity Plan (the "Amendment"). The Company’s 2007 Incentive Equity Plan (the "Plan"), which permits the Company to provide equity awards to help attract and retain employees for the Company and its subsidiaries and provide these employees with incentives and rewards for performance, was approved by the Board of Directors on March 13, 2007 and was adopted by the Company’s shareholders at the Company’s 2007 Annual Meeting of Shareholders. The Board of Directors also authorized, approved and adopted the Amendment on August 11, 2008.

The Amendment was adopted to correct the definition of a "Change in Control" in the Plan so that performance shares and retention units awarded in 2007 and 2008 under the Plan will not be earned as a result of the consummation of the proposed merger in which the Company will acquire all of the outstanding shares of Alpha Natural Resources, Inc. (the "Merger"). The Amendment excludes from the Plan’s definition of "Change in Control" any acquisition of ownership of stock of the Company by any one person, or more than one person acting as a group, pursuant to a "Business Combination."

The Amendment defines a "Business Combination" as any business transaction such as a reorganization, merger or consolidation involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or any other transaction involving the Company, if, in each case, immediately following any such business transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners of stock of the Company immediately prior to such business transaction beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of stock of the entity resulting from such business transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such business transaction, of the stock of the Company, (B) no one person, or more than one person acting as a group (other than the Company, such entity resulting from such business transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any subsidiary or such entity resulting from such business transaction), beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of stock of the entity resulting from such business transaction, and (C) at least a majority of the members of the board of directors of the entity resulting from such business transaction were members of the Incumbent Board (as defined in the Amendment) at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such business transaction.

The Amendment also clarifies that the following two Plan provisions do not apply to the definition of "Business Combination": (i) persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company, and (ii) if a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

The Committee made the Amendment because the Committee was of the view that, at the time that it approved the Plan in 2007, it did not intend for awards under the Plan to become earned in connection with transactions such as the Merger. The Committee was advised by independent counsel with respect to the amendment of the Plan. In the absence of the Amendment, the performance share and retention unit awards described above would have been considered to be earned at the time of the Merger at 100% of target levels, regardless of the Company’s performance, and required to be paid out in cash within 10 days of the Merger. Absent the Amendment, the Company estimates the total aggregate amount of the payments that would have been required to be made with respect to these accelerated performance shares and retention units would be approximately $69,180,881, assuming a price per common share of the Company of $111.46, which was the closing price of the Company’s common shares on the New York Stock Exchange on the last trading day prior to the announcement of the Merger. It is possible that the amendment of the Plan could be subject to challenge.

The foregoing descriptions of the Plan and the Amendment do not purport to be complete, and are qualified in their entirety by the full text of the Plan and the Amendment, as applicable. The Plan is incorporated herein by reference to Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 15, 2007. The Amendment is filed with this Current Report as Exhibit 10(b) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10(a) Cleveland-Cliffs Inc 2007 Incentive Equity Plan (incorporated herein by reference to Annex B to the Company’s definitive proxy statement (Commission No. 001-08944) filed on June 15, 2007)

10(b) First Amendment to Cleveland-Cliffs Inc 2007 Incentive Equity Plan, dated as of August 11, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

August 14, 2008	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.(a)	Cleveland-Cliffs Inc 2007 Incentive Equity Plan (incorporated herein by reference to Annex B to the Company’s definitive proxy statement (Commission No. 001-08944) filed on June 15, 2007)
10.(b)	First Amendment to Cleveland-Cliffs Inc 2007 Incentive Equity Plan, dated as of August 11, 2008